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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 30, 2003

                             UNITED NATIONAL BANCORP
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   New Jersey
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         (State or other jurisdiction of incorporation or organization)


         000-16931                                        22-2894827
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  (Commission file number)                     (IRS employer identification no.)


        1130 Route 22 East, Bridgewater, New Jersey          08807-0010
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    (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (908) 429-2200
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Item 5. Other Information

         United National Bancorp issued a press release announcing the results of the Registrant's annual meeting of shareholders. A copy of the press release is attached as Exhibit 99.1 to this report.



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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                              UNITED NATIONAL BANCORP



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Dated:   May 30, 2003             By: /s/ Thomas C. Gregor
                                      -----------------------------------------------
                                      Thomas C. Gregor, Chairman, President and
                                      Chief Executive Officer




Dated:   May 30, 2003             By: /s/ Alfred J. Soles
                                      -----------------------------------------------
                                      Alfred J. Soles, Vice President and Treasurer
                                      (Principal Financial Officer)
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                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION

  99.1             Press Release dated May 30, 2003.